                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                            MediQuik Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MEDIQUIK SERVICES, INC.
                           4295 SAN FELIPE, SUITE 200
                              HOUSTON, TEXAS 77027

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
MEDIQUIK SERVICES, INC.


         Notice is hereby given that the Annual Meeting of Shareholders of MediQuik Services, Inc., a Delaware corporation (the "Company"), will be held on May 17, 2000 at 10:00 a.m. at the Plaza Club, One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002 and at any time or place provided with respect to any adjournment or postponement thereof (the "Annual Meeting"), for the purpose of electing two directors of the Company, and to act upon such other matters as may be properly brought before the Annual Meeting.

         Only common stockholders of record on the books of the Company at the close of business on April 6, 2000 will be entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of 25 percent of the outstanding Shares is necessary to constitute a quorum for the Annual Meeting. We hope you will be able to attend the Annual Meeting in person, but if you cannot attend please vote your shares by returning the enclosed proxy card promptly in order that your vote may be cast at the Annual Meeting.

         ALL SHAREHOLDERS, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, ARE ASKED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY. YOUR PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING.


                                             By Order of the Board of Directors,




                                             /s/ Howard Butler
                                             Secretary
Houston, Texas
May 5, 2000



   PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT
                 YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                             MEDIQUIK SERVICES, INC.
                           4295 SAN FELIPE, SUITE 200
                              HOUSTON, TEXAS 77027

          ------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2000

                The date of this Proxy Statement is May 5, 2000.

          ------------------------------------------------------------

GENERAL

         This Proxy Statement is being furnished to holders of Common Stock of the Company in connection with the solicitation of proxies from such holders by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 17, 2000, at 10:00 a.m., at the Plaza Club, One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002, and any adjournment or postponement thereof.

         The Company's annual report to shareholders for the fiscal year ended December 31, 1999 (the "Annual Report") has been mailed concurrently with the mailing of the notice of the Annual Meeting and this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

VOTING RIGHTS

         The Board of Directors has fixed April 6, 2000 as the record date ("Record Date") for the determination of the shareholders of the Company entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 6,261,882 shares of Common Stock outstanding, each of which is entitled to one vote on the election of the two directors of the Company.

QUORUM AND VOTING

         The presence at the Annual Meeting, in person or by proxy, of the holders of 25% of the Company's outstanding voting securities will constitute a quorum for the purposes of the Annual Meeting. The election of the two directors to be elected by the Common Stock shareholders will be by plurality vote. Under Delaware law, abstentions are counted as present for establishing a quorum.

PROXIES

         All shares of Common Stock represented at the Annual Meeting by properly executed proxies received prior to the vote at the Annual Meeting, unless previously revoked, will be voted in accordance with the instructions thereon. If no instructions are given, proxies will be voted FOR the election of directors as recommended by the Board of Directors. No other matters are presently scheduled to be presented at the Annual Meeting. However, if such matters are presented, in the absence of instructions to the contrary, the named proxies will vote the proxies in accordance with the judgment of the named proxies with respect to any other such matter properly coming before the Annual Meeting.

         Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company, 4295 San Felipe, Suite 200, Houston, Texas 77027 either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same share of Common Stock, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

EXPENSE OF SOLICITATION

         Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to the Company's shareholders in connection with the Annual Meeting. The Company will solicit proxies by mail, and the Company's directors, officers, and employees may also solicit proxies by telephone, facsimile, or personal interview. These persons will receive no additional compensation for these services, but will be reimbursed for reasonable out-of-pocket expenses. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company that any shareholder intends to present at the Company's Annual Meeting in 2001 must be received by the Company no later than January 4, 2001 in order to be included in the proxy statement and form of proxy relating to the 2001 Annual Meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that there shall be no more than fifteen directors of the Company, divided into three classes, denominated Class I, Class II and Class III. A single class of directors is elected at each Annual Meeting, and the members of a class of directors elected at an Annual Meeting are elected for three-year terms. The members of the Board of Directors are divided into three classes as nearly equal in number as possible. The Board of Directors has nominated the following two directors for three-year terms of office:

                              Howard B. Butler, Jr.
                              William J. Marciniak

         The remaining three persons named below will continue in office until the expiration of their terms. The nominees for election as members of the Board of Directors, and the continuing directors of the Company, are listed below with certain biographical information.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE DIRECTOR NOMINEES BELOW.

                NOMINEES FOR MEMBERS OF THE BOARD OF DIRECTORS

         WILLIAM J. MARCINIAK, 49, has been an officer and director of the Company since April 7, 1998. Since 1989, he has served as an independent consultant to the health care industry and as such has developed employer funded employee stock ownership plans for the Mediplex Companies, an infusion therapy company. He has also developed a medical securitization program for Advacare, Inc. , a medical billing company, arranged a $100,000,000 private placement for Medical Funding, Inc., and a $100,000,000 credit facility for Home Health Plan, Inc. for the acquisition of infusion pharmacies.

         HOWARD B. BUTLER, JR., 52, has been an officer and director of the Company since April 7, 1998. Mr. Butler has been a practicing attorney in Houston since 1972 and a sole practitioner since 1986. He is a 1969 graduate of Lamar University, Beaumont, Texas and a 1972 graduate of the University of Houston College of Law.

                              CONTINUING DIRECTORS

         GRANT M. GABLES, 35, has been an officer and director of the Company since April 7, 1998. Mr. Gables has served as executive management with three health care billing and technology companies since January 1995. From March 1997 until June 1998, he was vice president of marketing for MediNet EDI Solutions with responsibility for strategic planning and development of technology for health care organizations. From September 1995 until February 1997, he was executive vice president of Reimbursement Assurance Corporation with executive responsibility for operations and sales and emphasis on information delivery technology for health care groups. From January 1995 until August 1995, Mr. Gables was with Rapid Reimbursement, Inc, as chief operating officer with responsibility for installation of medical billing capability and management of claims processing and medical billing. From March 1994 until December 1994, he was General Partner of GMG Capital Funding Company with responsibility for investment analysis and financial planning for health care companies.

         LAWRENCE J. WEDEKIND, 44, served as chief executive officer of the Company from September 7, 1999 until his resignation from that position in March, 2000. He currently serves the Company as a director. In addition, Mr. Wedekind serves as president and chief executive officer of IntegraNet Gulf Coast, Inc., an independent practice association, and Greater Gulf Health Plan, Inc, a non-profit occupational medicine network. Since 1977, Mr. Wedekind has served as president and chief executive officer of Greater Gulf Medical Alliance, Inc., a comprehensive healthcare management service organization. From 1996 to 1997, he managed and developed multiple clinics for William D. Clark, M.D., who currently serves as medical director of both IntegraNet Gulf Coast and Greater Gulf Health Plan. From 1995 to 1996, Mr. Wedekind served as administrator of Yale Hospital, a 99-bed hospital located in Houston.

         DONALD HOLMQUEST, M.D., J.D., PH.D., 61, has been a member of the Board of Directors since December, 1999. He has practiced in the area of health care law for approximately 20 years. During his practice of law, he has represented numerous health care providers and ventures and served on the boards of directors of two national hospital systems. More recently, he has begun to focus his energies on small healthcare start up companies, particularly in the Internet arena.

COMMITTEES OF THE BOARD

         There was one meeting of the Board of Directors during the past fiscal year. All members were in attendance. The Company has no standing audit, nominating or compensation committees.

COMPENSATION OF DIRECTORS

         Directors receive no compensation for serving on the Board of Directors other than reimbursement of reasonable expenses in attending meetings of the Board of Directors and committees thereof.

EXECUTIVE COMPENSATION

            The following table sets forth for the period ended December 31, 1999 all compensation received or accrued by the Chief Executive Officer and by each of the other most highly compensated executive officers ("Named Executive Officers"). As of the date hereof, the Company has not entered into employment agreements with the Named Executive Officers. Before his resignation, the Company had an employment agreement with Lawrence J. Wedekind, who served as Chief Executive Officer of the Company from September, 1999 until March, 2000.

            Salaries paid as of December 31, 1999, were as follows:


                                 ANNUAL COMPENSATION(1)                         LONG-TERM COMPENSATION
NAME AND PRINCIPAL POSITION      SALARY(2)                   BONUS            RESTRICTED STOCK AWARDS(3)

William J. Marciniak
Vice President of Marketing                   $76,000          -                                $100
Grant M. Gables
Executive Vice President, COO                 $86,000          -                                $400
R. Craig Christopher,
VP of Product Fulfillment                     $76,000          -                                $250
Benjamin J. Scardello
VP of Managed Care Services                   $42,000          -                                $250
Lawrence Wedekind,
Chief Executive Officer                       $15,000          -                                 $51


(1) The named executives received no compensation for periods prior to April 7, 1998, the date of organization of Old MediQuik. Salaries reflected herein are as of December 31, 1999.
(2) In 1999 salaries were deferred in amounts as follows: Mr. Marciniak, $26,000; Mr. Gables, $22,000; Mr. Christopher $24,625; and Mr. Scardello, $15,000. In 1998 salaries were deferred in amounts as follows: Mr. Gables, $14,000; Mr. Marciniak, $14,000; and Mr. Christopher, $12,625.
(3) Based on an estimated value of $0.001 per share for shares of restricted stock issued by Old MediQuik pursuant to the Company's stock incentive plan. The issuer's right to repurchase the shares of restricted stock expired June 17, 1999.
(4) Each of the executives listed herein, except for Mr. Wedekind, has been paid $8,000 per month since January 1, 2000. As in previous years, if the Company experiences cash-flow difficulties, the executives may not be paid the full amount of their compensation in any given month. Further, such executives may not be paid such deferred compensation in later months.

             Effective September 7, 1999, the Company entered into a one year employment agreement with Mr. Wedekind which was renewable for additional one year periods at Mr. Wedekind's option if his efforts result in providing the Company with an additional 40,000 patients by the end of his initial term. However, Mr. Wedekind resigned his position effective March 31, 2000. Pursuant to his employment agreement with the Company, the Company paid Mr. Wedekind a total of $15,000 in cash and 51,000 shares of Common Stock of the Company. The Company intends to engage Mr. Wedekind as a consultant per the terms of his existing employment agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

            The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 2000 as to (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) each Executive Officer of the Company and (iv) all Directors and Officers of the Company as a group.


                                                 Shares of Common Stock
Name of Beneficial Owner                         Owned (1)                   Percent of Class (2)

Fisher Management Group, Inc.(3)                 1,317,642                   21.84%
3121 Buffalo Speedway, Ste. 5407
Houston, Texas 77098

Grant M. Gables (4)                                972,756                   16.13%
11549 Riverview Way
Houston, Texas 77077

Jocody Financial , Inc.                            474,543                    7.87%
5773 Woodway, Suite 290
Houston, Texas 77057

Howard B. Butler, Jr.                              313,784                    5.20%
7721 San Felipe
Houston, Texas 77063

Roger Cotrofeld, Jr.                               306,637                    5.08%
123 Mohawk Drive
Fort Plain, NY 13339

R. Craig Christopher                               272,865                    4.52%
8335 Ariel
Houston, Texas 77074

William Marciniak (5)                              332,373                    5.51%
908 Antler
Schertz, Texas 78164

Benjamin J. Scardello (6)                          171,450                    2.84%
17003 Windrow Drive
Spring, Texas 77379

Lawrence J. Wedekind (7)                            21,500                    0.36%
16266 Salmon Drive
Spring, Texas 77379

Donald Holmquest                                    25,000                    0.41%
109 Marrakesh
Bellaire, TX  77401

                                       -5-


All Officers and Directors as a group (7        2,109,728                    34.97%
persons)


(1) Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the Shares of Common Stock beneficially owned.
(2) Represents the number of shares of Common Stock beneficially owned by each named person or group, expressed as a percentage of all of the shares of such class outstanding as of such date without giving effect to 250,000 shares issuable pursuant to warrants held by consultants and advisors to the Company.
(3) Such shares are attributable to Fisher Management Group, Inc. in its capacity as general partner of various limited partnerships which each own shares of Common Stock.
(4) Includes 474,543 shares held by Jocody Financial, Inc., a corporation wholly owned by Mr. Gables' spouse.
(5)  Includes 196,208 shares held by Mr. Marciniak's minor children
(6)  Includes 30,708 shares held by Mr. Scardello's spouse.
(7) Includes 11,500 shares held by Greater Gulf Medical Alliance, Inc., of which Mr. Wedekind is the sole shareholder and serves as president and chief executive officer.


INDEPENDENT ACCOUNTANTS

         The Board of Directors has re-appointed Deloitte & Touche, LLP, as the Company's independent accountants for 2000. Representatives of Deloitte & Touche, LLP may be present at the Annual Meeting and may to be available to respond to appropriate questions.



By Order of the Board of Directors:




/s/ Chairman of the Board





                       PLEASE COMPLETE, SIGN AND MAIL YOUR
                                PROXY CARD TODAY

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, MEDIQUIK SERVICES, INC., 4295 SAN FELIPE, SUITE 200, HOUSTON, TEXAS 77027.

                                      PROXY
                             MEDIQUIK SERVICES, INC.

            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 17, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Grant Gables and R. Craig Christopher, and each of them jointly and severally, proxies, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of stockholders of MediQuik Services, Inc. to be held on May 17, 2000 at 10:00 a.m. at the Plaza Club, One Shell Plaza, 910 Louisiana Street, Houston, Texas 77002, or any adjournment thereof.

         The undersigned acknowledges the receipt of notice of the Annual Meeting and proxy statement, each dated May 5, 2000, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth below.

         The Board of Directors recommends a vote "FOR" the following:

To elect two directors of MediQuik
Nominees:
         Howard B. Butler, Jr.
         William J. Marciniak

FOR ALL NOMINEES                   [      ]

WITHHELD FROM ALL NOMINEES         [      ]

         All proxies signed and returned will be voted or not voted in accordance with your instructions, but those with no choice will be voted "FOR" each of the nominees for director named and in the discretion of the proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement of the annual meeting.

Please sign date and return promptly. Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If signed is a corporation, please sign with the full corporation name by authorized officer or officers.

Signature:                                           Date:
          -------------------------------------           ----------------------

Signature:                                           Date:
          -------------------------------------           ----------------------